Exhibit 99.2

Exhibit 99.2 INVESTMENT PROFILE NYSE: AJG GROWING VALUE: Arthur J. Gallagher & Co. is one of the world’s largest insurance brokers and third-party property/casualty claims administrators. Gallagher generates approximately 80% of its revenues in the United States, with the remaining 20% derived primarily in Australia, Bermuda, Canada, New Zealand and the United Kingdom. “Gallagher’s sales and high-quality service culture is thriving and we are in an excellent position for success in 2013.” J. PATRICK GALLAGHER, JR. Chairman, President and CEO Source data: Bloomberg. Total Stockholder Returns assume dividend reinvestment. Highlights as of February 6, 2013 Price $38.14 52-week high/low $38.24–$32.01 Trailing 12-mos. revenues $2.5 billion** Market cap $4.8 billion Indicated annual dividend* $1.40* Yield 3.7% Shares outstanding 125.6 million** End of fiscal year December 31 Number of employees 13,707** *On January 24, 2013, Gallagher’s Board of Directors declared a $0.35 per share first-quarter 2013 dividend. **At December 31, 2012 Brokerage Segment Brokerage Acquisition Strategy Risk Management Segment Corporate Segment Why Invest?

Brokerage Segment Gallagher’s Brokerage Segment does business through a network of approximately 350 retail and wholesale sales and service offices located throughout the United States and in 17 other countries. In addition, Gallagher has established a network of independent insurance brokers and consultants, which enables it to provide property/casualty coverages and services to its clients in more than 140 countries around the world and employee benefit coverages and services in 90 countries around the world. Retail Brokerage Insurance Operations 76% OF 2012 BROKER AGE SEGMENT REVENUES Gallagher negotiates and places nearly all lines of property/casualty (P/C) insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and not-for-profit entities. Revenues are generated through commissions paid by insurance companies, usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients. Gallagher’s retail brokerage operations are organized into more than 300 geographic profit centers located primarily throughout the United States, Canada, the United Kingdom and Australia. They operate primarily within certain key niche/practice groups, which account for approximately 61% of Gallagher’s retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base. The concentrated focus of these niche/practice groups allows for highly targeted marketing efforts and facilitates the development of value-added products and services specific to those industries or business segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/ practice groups provide Gallagher with a competitive advantage. Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from: mergers and acquisitions; its niche/practice groups and middle-market accounts; cross-selling other brokerage products and services to existing customers; and developing and managing alternative market mechanisms, such as captives, rent-a-captives and deductible plans/self insurance. NICHE/PRACTICE GROUPS Agribusiness International Benefits Automotive Marine Aviation & Aerospace Manufacturing Captive Consulting Personal Construction Private Equity Energy Professional Groups Entertainment Public Entity Environmental Real Estate Executive Benefits Religious/Not-for-Profit Global Risks Restaurant Health and Welfare Retirement Healthcare Scholastic Healthcare Analytics Technology/Telecom Higher Education Transportation Hospitality Voluntary Benefits Human Resources Insurance premiums are cyclical in nature and may vary widely based on market conditions. Fluctuations in premiums charged by P/C insurance carriers have a direct and potentially material impact on insurance agents and brokers. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. After several years of premium rate reductions driven by competitive market conditions, commercial P/C pricing began to rebound in the fourth quarter of 2011. According to quarterly market surveys conducted by the Council of Insurance Agents & Brokers, U.S. commercial P/C premiums were up, year-over-year, in each quarter of 2012 and increased by an average of 5.0% in the fourth quarter.

SIGNIFICANT LINES OF COVERAGE & CONSULTING Wholesale Insurance SERVICE CAPABILITIES Brokerage Operations 401(k) Solutions Fire 24% 403(b) Solutions General Liability Aviation Life Casualty Marine Gallagher’s wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to- Commercial Auto Medical place insurance programs. Wholesale revenues are generated Dental Product Liability from sharing the commissions paid to the retail broker by the Directors & Officers Professional Liability insurance carrier. Gallagher’s wholesale brokerage operations are Liability Property organized into more than 65 geographic profit centers located pri-Disability marily in the United States, Australia and Bermuda, and through Wind its approved Lloyd’s of London broker. In certain cases Gallagher Earthquake Workers Compensation acts as a brokerage wholesaler and in other cases Gallagher acts Errors & Omissions as a managing general agent or managing general underwriter, handling specialized insurance coverages for insurance carriers. GALLAGHER DELIVERS GLOBAL BROKERAGE CAPABILITIES More than 75% of Gallagher’s wholesale brokerage revenues addition to the 18 countries where Gallagher now has opera- come from retail brokers and agents not affiliated with Gallagher. tions, the company actively manages business relations hips with Based on wholesale premium volume from P/C risks, Gallagher’s network of approved independent brokers that expands the P/C U.S. wholesale brokerage operation ranks as the largest domestic brokerage capabilities it offers multinational clients to more than managing general agency/underwriting manager, according to 140 countries around the world. Gallagher Global Alliance (GGA) Business Insurance magazine. That operation places a strong members are selected based upon common business philoso- focus on binding, programs, standard lines aggregation and open phies and their capabilities within their respective countries. GGA brokerage business. offers both strength and flexibility, enabling global servicing of Gallagher anticipates growing its wholesale brokerage operations Gallagher clients, and the clients of other GGA members, no by increasing its number of broker clients, by developing new matter where in the world they operate. managing general agency programs, and through mergers and Gallagher also offers employee benefits brokerage and consulting acquisitions. services to clients throughout North America and the United Kingdom. Through Gallagher International Benefit Services (GIBS), Gallagher can handle its clients’ international benefits needs in more than 90 countries around the world. BROKERAGE SEGMENT ACQUISITION STRATEGY Gallagher is highly selective. An acquisition must offer signifi-Gallagher is highly growth-oriented. Its Brokerage Segment cant benefits, such as expanding the company’s talent pool, growth strategy has two primary components: organic growth enhancing its geographic presence and service capabilities, through new business production and the strategic acquisition and/or broadening and further diversifying its business mix. of complementary businesses. Gallagher completed and inte- In selecting acquisition candidates, Gallagher also focuses on: grated approximately 248 acquisitions from 2002 through a corporate culture that matches Gallagher’s sales-oriented 2012, substantially all within the Brokerage Segment. Most culture; were regional or local retail or wholesale brokers possessing a a profitable, growing business that could further enhance its strong middle-market focus or significant expertise in a desir- ability to compete by gaining access to Gallagher’s greater able market niche. Gallagher typically acquires companies that resources; and generate between $1 million and $10 million in annual reve- clearly defined financial criteria. nues. In addition, Gallagher is focused on international expansion through acquisitions and joint ventures, where the company Contributing to the company’s success as an acquirer is its typically begins its relationship with an equity position. attractiveness as a merger partner. Gallagher believes that growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture, team-based approach and depth of resources.

Risk Management Segment

22% OF 2012 REVENUES

Based on revenues, Gallagher's Risk Management operation currently ranks as the world's largest third-party P/C claims administrator, according to *Business Insurance* magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that outsource their claims-handling services.

Gallagher's Risk Management operation also offers managed care, information management and appraisal services, as well as consultative services and training programs that help clients mitigate losses, combat claims fraud and maintain regulatory compliance.

Approximately 68% of Gallagher's Risk Management Segment revenues are derived from managing workers compensation-related claims, 27% are from general and commercial auto liability-related claims, and 5% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management (employee absence management) programs, information services, risk control consulting (loss control) services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance, on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed.

Gallagher manages its third-party claims management operations through a network of approximately 110 offices located throughout the United States, the United Kingdom, Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, not-for-profit organizations and public entities. More than 88% of Gallagher's risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker.

The Risk Management Segment expects its most significant growth prospects through the next several years to come from new business with Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments. In addition, the Risk Management Segment may grow in the future through mergers and acquisitions.

EXPERTISE

- Appraisal Services
- Education & Training
- Information Management
- Investigative Services
- Litigation Management
- Managed Care Services
- Real-time Claims Management
- Recoveries (subrogation, salvage, etc.)
- Risk Control Services
- Safety Programs
- Settlement Management

Information Regarding Non-GAAP Measures

This investment profile includes references to adjusted revenue, adjusted EBITDAC and adjusted EBITDAC margin, which are performance measures not in accordance with, or an alternative to, GAAP information. Adjusted revenue is defined as revenue adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, and revenue from New Zealand earthquake claims administration. EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Adjusted EBITDAC is defined as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, Heath Lambert integration costs, earnout related compensation charges, workforce related charges, lease termination related charges, New Zealand earthquake claims administration costs, GAB Robins integration costs, South Australia ramp up costs, acquisition related adjustments and the impact of foreign currency translation, as applicable. Adjusted EBITDAC margin is defined as adjusted EBITDAC divided by adjusted revenue. For adjusted revenue and adjusted EBITDAC, the most directly comparable GAAP measures are revenue and earnings from continuing operations, respectively. For the Brokerage and Risk Management Segments on a combined basis, revenue was $1,653 million in 2008, $1,729 million in 2009, $1,803 million in 2010, $2,105 million in 2011 and $2,399 million in 2012 and earnings from continuing operations was $132 million in 2008, $154 million in 2009, $167 million in 2010, $174 million in 2011 and $198 million in 2012. Please see "Reconciliation of Non-GAAP Measures" on Gallagher's website at www.ajg.com under "Investor Relations" for the purpose of each non-GAAP measure used and an example of a reconciliation to the most directly comparable GAAP measure.

Arthur J. Gallagher & Co.—4

Corporate Segment

Gallagher's debt, clean energy investments, external acquisition-related costs and other corporate costs are reported in this segment.

CLEAN ENERGY INVESTMENTS

Gallagher holds interests in various commercial operations that help coal-fired utilities reduce emissions. These operations consist of 29 commercial refined coal production plants, of which 14 were built and began production in 2009 and 15 were built and began production in 2011.

- 2009 Era Plants—12 plants are currently under long-term production contracts with utilities, and Gallagher is currently in negotiations for long-term production contracts for the remaining two plants.
- 2011 Era Plants—7 plants are currently under long-term production contracts with utilities. Gallagher has signed long-term production contracts for two plants and is in negotiations for long-term production contracts for two more plants. These four plants may resume production in mid-2013. Gallagher is currently seeking long-term utility customers for the remaining four plants.
- Gallagher believes the refined coal produced at these plants qualifies for tax credits under Section 45 of the Internal Revenue Code.

Gallagher also owns 46.5% of Chem-Mod LLC which possesses the rights, information and technologies used for the reduction of emissions created during the combustion of coal. Refined coal production plants, including those in which Gallagher has invested, license and use Chem-Mod's technologies in the production of refined coal.

To see management's latest guidance on these earnings and additional information on this investment, to go Gallagher's fourth quarter 2012 supplemental quarterly financial information at www.ajg.com.

DEBT

At December 31, 2012, Gallagher had $725 million of long-term borrowings and also maintains an unsecured line of credit of $500 million that expires July 14, 2014. There were $129 million of borrowings outstanding under Gallagher's line of credit facility at December 31, 2012. Gallagher intends to borrow another $200 million of long-term debt by mid-2013 through a private placement, primarily to supplement cash generated by Gallagher that can be used to fund merger and acquisition activity. Although Gallagher plans to use primarily cash and debt to fund 2013 mergers and acquisition activity, stock may be used for tax-free exchanges, if acquisition volume is high enough to warrant it, or if the merger partner has a strong desire to hold stock.

Information Regarding Forward-Looking Statements

This investment profile contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment profile, the words "anticipates," "believes," "contemplates," "see," "should," "could," "estimates," "expects," "intends," "plans" and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, (i) statements relating to dividends, (ii) anticipated areas of revenue growth with the Brokerage and Risk Management Segments, (iii) Gallagher's acquisition strategy and level of acquisition activity, (iv) anticipated future results or performance of any segment or Gallagher as a whole, and (v) developments relating to Gallagher's clean energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

- Changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the European debt crisis), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry's competitive landscape, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i)–(iv) above; and
- Risks and uncertainties related to Gallagher's clean energy investments—including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co-investors and other stakeholders; plant operational risks, including supply-chain risks; utilities' future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property risks; and environmental risks—could impact (v) above.

Please refer to Gallagher's filings with the SEC, including Item 1A, "Risk Factors," of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Arthur J. Gallagher & Co.—5

Why Invest? Supplemental quarterly data as of December 31, 2012 is available at www.ajg.com. Brokerage and Risk Management Brokerage and Risk Management Adjusted EBITDAC Growth* Adjusted EBITDAC Margins (in millions) Dividends Per Share *See Non-GAAP disclosure on page 4. **Indicated—On January 24, 2013, Gallagher’s Board of Directors declared a $.35 per share first quarter 2013 quarterly dividend. FOR ADDITIONAL INFORMATION: Marsha J. Akin—Director-Investor Relations 630.285.3501 or marsha_akin@ajg.com